SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                          CURRENT REPORT Pursuant
                         to Section 13 OR 15(d) of
                    The Securities Exchange Act of 1934


             Date of report (Date of earliest event reported):
                     August 20, 2003 (August 14, 2003)

                        Trinity Learning Corporation
           (Exact Name of Registrant as Specified in Its Charter)

                                    Utah
               (State of Other Jurisdiction of Incorporation)

          0-8924                                       73-0981865
(Commission File Number)                  (IRS Employer Identification No.)

     2526 Durant Avenue
     Berkeley, California                                94704
(Address of Principal Executive Offices)               (Zip Code)

                               (510) 540-9300
            (Registrant's Telephone Number, Including Zip Code)



       (Former Name or Former Address, if Changed Since Last Report)
Item 5.   Other Events

Press Release Regarding Agreement.
----------------------------------

On August 14, 2003, Trinity Learning Corporation (the "Company") announced that it had reached an agreement, subject to various conditions, contingencies and approvals, to acquire River Murray Training, Ltd. ("RMT"), an Australian training firm specializing in workplace learning programs for the viticulture, horticulture and other segments in the food production industry. The full text of the Company's press release issued in connection with this matter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

          99.1 Press Release dated August 14, 2003







                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRINITY COMPANIES, INC.
Date: August 20 , 2003        By: /s/  Douglas Cole
----------------------        -----------------------------------------
                              Douglas Cole, Chief Executive Officer